UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2022

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission Of Matters To A Vote Of Security Holders.

On August 2, 2022, Pennsylvania Real Estate Investment Trust (the “Trust”) reconvened its 2022 Annual Meeting of Shareholders (the “Reconvened Annual Meeting”). At that time, a majority of the Trust’s issued and outstanding 7.375% Series B Cumulative Redeemable Perpetual Preferred Shares (the “Series B Preferred”), the Trust’s 7.20% Series C Cumulative Redeemable Perpetual Preferred Shares (the “Series C Preferred”), and the Trust’s 6.875% Series D Cumulative Redeemable Perpetual Preferred Shares (together with the Series B Preferred and the Series C Preferred, the “Outstanding Preferred Shares”) entitled to vote were present (virtually or represented by proxy) and, accordingly, the business to be considered by the holders of the Trust’s Outstanding Preferred Shares (the “Preferred Shareholders”) was conducted and completed.

At the Reconvened Annual Meeting, one matter was submitted to a vote by Preferred Shareholders. The voting results were as follows:

The Trust’s Preferred Shareholders elected the following nominees as trustees, each to hold office until the earliest of (a) the Annual Meeting of Shareholders to be held in 2023 and until their respective successors have been duly elected and have qualified, or (b) such time as all accrued and unpaid dividends on the Outstanding Preferred Shares have been paid in full and the dividends for the then current period have been paid in full or declared and set apart for payment in full, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes
Kenneth B. Hart	7,454,713	287,083	0
Christopher Swann	7,456,909	284,887	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: August 5, 2022	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel